Exhibit 10.2

REORGANIZATION AGREEMENT
This REORGANIZATION AGREEMENT (this “Agreement”), dated as of July 16, 2020, is made and entered into by and among Trean Insurance Group, Inc., a Delaware corporation (“Trean”), BIC Holdings LLC, a Delaware limited liability company (“BIC Holdings”), Trean Holdings LLC, a Delaware limited liability company (“Trean Holdings”), Trean Corporation, a Minnesota corporation (“Trean Corporation”), Trean Compstar Holdings LLC, a Delaware limited liability company (“Trean Compstar”), and each of the individuals, trusts and entities admitted as members and listed in Schedule I hereto (each, the “Pre-IPO Unitholders”) of each of BIC Holdings and Trean Holdings in accordance with the terms of their respective Second Amended and Restated Limited Liability Company Agreements, each as amended (collectively, the “LLC Agreements”). Trean, BIC Holdings, Trean Holdings, Trean Corporation, Trean Compstar and the Pre-IPO Unitholders shall be referred to herein collectively as the “Parties” and each individually as a “Party.”
WHEREAS, it is contemplated that Trean will consummate an initial public offering (the “IPO”) of its shares of common stock, par value $0.01 per share (the “Common Stock”); and
WHEREAS, the Parties desire to effect a series of transactions intended to facilitate and in connection with the consummation of the IPO, including, without limitation, the steps more fully set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.
The Reorganization. In order to facilitate and in connection with the consummation of the IPO, the Parties agree to effect a reorganization through the following transactions (collectively, the “Reorganization Transactions”) substantially simultaneously and in the following sequential order:

(a)
Step 1. Contribution by BIC Holdings and Trean Holdings of all Assets and Liabilities to Trean. BIC Holdings, Trean Holdings and Trean shall enter into a contribution agreement, substantially in the form attached hereto as Exhibit A (the “HoldCo Contribution Agreement”) pursuant to which each of BIC Holdings and Trean Holdings shall contribute to Trean all of their respective assets and liabilities in exchange for an economically equivalent amount of shares of Common Stock as consideration.

(b)
Step 2. Trean to Acquire All Equity Interests of Compstar Holding Owned by Blake Enterprises. Pursuant to an agreement dated as of June 3, 2020 by and among Blake Enterprises I, Inc., Blake Enterprises II, Inc. and Blake Enterprises III, Inc. (collectively, “Blake Enterprises”), Blake Baker, Trean Holdings and Trean Compstar (the “Exchange Agreement”), substantially concurrently with the closing of the transactions contemplated by the HoldCo Contribution Agreement, Trean shall acquire all of the equity interests of Compstar Holding Company LLC (“Compstar Holding”) owned by Blake Enterprises in exchange for the amount of shares of Common Stock as consideration as specified in the Exchange Agreement.

(c)	Step 3. Trean to Contribute All of its Equity Interest in Compstar Holding to Trean Compstar. Trean and Trean Compstar shall enter into a contribution agreement,

substantially in the form attached hereto as Exhibit B (the “Compstar Holding Contribution Agreement”) pursuant to which Trean shall contribute all of its equity interest in Compstar Holding to Trean Compstar. Following such contribution, Trean Compstar shall own 100% of Compstar Holding.

(d)
Step 4. New Compstar Holding LLC Agreement. Pursuant to the Exchange Agreement, the Limited Liability Company Agreement of Compstar Holding dated April 3, 2018, as amended, will terminate immediately following the contribution under the Compstar Holding Contribution Agreement. Immediately thereafter, Trean Compstar will adopt the Limited Liability Company Agreement of Compstar Holding substantially in the form attached hereto as Exhibit C.

(e)
Step 5. Distribution by BIC Holdings and Trean Holdings of Trean Common Stock to Pre-IPO Unitholders. Each of BIC Holdings and Trean Holdings shall distribute to the Pre-IPO Unitholders in accordance with the distribution provisions in the LLC Agreements all of their respective shares of Common Stock, in complete redemption of all units held by the Pre-IPO Unitholders in each of BIC Holdings and Trean Holdings, respectively, including all units designated as Class C Units of BIC Holdings and Trean Holdings which shall become fully vested immediately prior to the time of the IPO. Each Pre-IPO Unitholder shall receive the number of shares of Common Stock as set forth opposite such Pre-IPO Unitholder’s name in Column (B) of Schedule I hereto. Upon completion of such distribution, each of BIC Holdings and Trean Holdings shall be dissolved pursuant to the terms of their respective LLC Agreements.

(f)
Step 6. Termination of Consulting Agreements. Trean Holdings and BIC Holdings will enter into a Termination Agreement (the “Termination Agreement”) with Altaris Capital Partners, LLC (“Altaris”) substantially in the form attached hereto as Exhibit D pursuant to which the Consulting Agreement, dated as of July 31, 2015, between Altaris and BIC Holdings, and the Amended and Restated Consulting Agreement, dated as of May 1, 2017, between Altaris and Trean Holdings, as amended, will terminate immediately prior to the IPO, except with respect to the obligations in such agreements that are expressly specified to survive as provided in the Termination Agreement.

(g)	Step 7. IPO of Trean. Trean shall issue shares of Common Stock to public investors in exchange for cash pursuant to the IPO.

2.
Intended Tax Treatment. It is intended that the transactions contemplated by Sections 1(a), (b) and (g) above will be treated as part of an integrated transaction qualifying under Section 351 of the Internal Revenue Code of 1986, as amended.

3.
Consents and Approvals. Each of the Parties, by execution of this Agreement, hereby provides consent, authorization, ratification and approval to effect the Reorganization Transactions, as may be required under any organizational document governing any of the Parties, any laws or regulations applicable to any of the Parties or any other agreement or contract to which such Party is a party.

4.
Further Assurances. Each of the Parties shall use reasonable best efforts to consummate the Reorganization Transactions as promptly as practicable and shall take or cause to be taken, as applicable, all such other actions necessary to cause the Reorganization Transactions to be carried out in accordance with the terms of this Agreement and the exhibits hereto, including, without limitation, (i) executing, delivering and performing the agreements and other documents contemplated by Section 1 of this Agreement (collectively, the “Reorganization Documents”) or any agreements or other documents of the type contemplated by Section 1 of this Agreement and (ii) filing any certificates, notices or other instruments with applicable governmental authorities. Each Party shall cooperate fully with each of the other Parties in connection with the foregoing. Each Party shall, at any time and from time to time following the consummation of the Reorganization Transactions, without further consideration, execute, deliver and perform or cause the execution, delivery and performance of, as applicable, any and all documents, agreements, certificates, and instruments, and take or cause to be taken, as applicable, such other actions as any other Party may reasonably require to carry out the intent of this Agreement and to effect the Reorganization Transactions.

5.	Power of Attorney. Each of the Pre-IPO Unitholders (other than AHP-TH LLC, ACP-TH LLC, AHP-BH LLC and ACP-BHC LLC, to which this Section 5 shall not apply) hereby agrees as follows:

(a)
In connection with the foregoing, the undersigned hereby irrevocably appoints Andrew M. O’Brien, Chief Executive Officer of Trean and Julie A. Baron, Chief Financial Officer, Treasurer and Secretary of Trean, or their duly designated substitutes (the “Attorneys”), as attorneys-in-fact with full power and authority to act, including full power of substitution, in the name of and for and on behalf of the undersigned with respect to all matters arising in connection with the Reorganization Transactions and the IPO, including, but not limited to:

(i)
entering into and approving, as applicable, the Reorganization Documents, receipt of drafts of which herewith is hereby acknowledged, containing such additions to or changes in the terms, provisions and conditions thereof as the Attorneys in their sole discretion shall determine; and

(ii)
making, exchanging, acknowledging and delivering all such other contracts, powers of attorney, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including communications to the U.S. Securities and Exchange Commission (the “SEC”), and amendments to the underwriting agreement relating to the IPO, and in general to do all things and to take all actions, that the Attorneys in their sole discretion may consider necessary to effect the Reorganization Transactions and the IPO, as fully as could the undersigned if personally present and acting.

(b)
The Power of Attorney set forth in this Section 5 and all authority conferred hereby shall be irrevocable and shall not be terminated by the undersigned or by the death or incapacity of the undersigned (if the undersigned is an individual), by the death or incapacity of any trustee or executor or the termination of any trust or estate (if the undersigned is a trust or an estate), or by the dissolution or liquidation of any corporation or partnership (if the undersigned is a corporation or partnership), or by the occurrence of any other event unless otherwise provided by law.

Notwithstanding the foregoing, this Power of Attorney shall automatically terminate and be of no further effect, upon the earlier to occur of (i) the withdrawal by Trean of the registration statement filed with the SEC relating to the IPO and (ii) the consummation of the IPO;

subject, however, to all lawful action done or performed by the Attorneys pursuant to this Agreement prior to such withdrawal or date.

(c)	The undersigned shall ratify all actions that the Attorneys have taken or shall take pursuant to this Section 5.

(d)
The Attorneys shall be entitled to act and rely upon any statement, request, notice or instruction respecting the Power of Attorney set forth in this Section 5 given to the Attorneys by the undersigned.

(e)
The undersigned agree to hold each Attorney free and harmless from any and all loss, damage or liability that the undersigned may sustain as a result of any action taken in good faith and within the authority granted herein, except where such loss, damage or liability is the result of bad faith, gross negligence or willful misconduct on the part of any Attorney. It is understood that the Attorneys shall serve without compensation.

6.	Representations and Warranties of the Pre-IPO Unitholders. Each of the Pre-IPO Unitholders hereby represents, warrants and acknowledges that, as of the date hereof:

(a)
With respect to each Pre-IPO Unitholder, such Pre-IPO Unitholder owns beneficially and of record the respective number and type of units as set forth opposite such Pre-IPO Unitholder’s name in Column (A) of Schedule I hereto, free and clear of any lien, mortgage, pledge, hypothecation, assignment, security interest or other encumbrance, or any preemptive right, right of first refusal, right of first offer, right of consent, put right, default or other similar right (collectively, “Liens”), other than restrictions on transfer under the LLC Agreements.

(b)
Any information which such Pre-IPO Unitholder has heretofore furnished in writing for the purposes of the transactions contemplated herein to BIC Holdings, Trean Holdings, Trean or their respective representatives is correct and complete as of the date of this Agreement and the date of the Reorganization Transaction to which such writing relates.

(c)	Such Pre-IPO Unitholder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(d)
Such Pre-IPO Unitholder acknowledges that the shares of Common Stock received by such Pre-IPO Unitholder pursuant to the Reorganization Transactions, other than the shares of Common Stock issued to such Pre-IPO Unitholder in the IPO, if any, shall not be registered under the Securities Act or under any applicable state securities laws, and are being distributed in reliance on exemptions from the registration requirements of the Securities Act and all such laws.

(e)
The Common Stock received by such Pre-IPO Unitholder pursuant to the Reorganization Transactions, other than the shares of Common Stock issued to such Pre-IPO Unitholder in the IPO, if any, are being acquired by such Pre-IPO Unitholder for its own account for the purpose of investment or for the benefit of its member and not with a view to distribute in violation of applicable securities laws, it being understood that the right to dispose of the shares of Common Stock shall be subject to the terms and conditions in the Amended and

Restated By-Laws of Trean, in addition to the transfer restrictions under the Securities Act. Such Pre-IPO Unitholder will refrain from transferring or otherwise disposing of the shares of Common Stock or any interest therein in such manner as to cause Trean to violate the Securities Act or any applicable state securities or blue sky laws.

(f)
Such Pre-IPO Unitholder represents that this Agreement has been duly executed and delivered by such Pre-IPO Unitholder and constitutes the legal, valid and binding obligation of such Pre-IPO Unitholder, and assuming the due execution, delivery and authorization of this Agreement by the other parties hereto, enforceable against such Pre-IPO Unitholder in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy laws and other similar laws affecting creditors’ rights generally.

(g)
Such Pre-IPO Unitholder, unless a natural person, is an entity duly organized, validly existing and in good standing under the laws of its state of organization. The execution, delivery and performance by such Pre-IPO Unitholder of this Agreement has been duly authorized by all necessary action.

(h)
The representations, warranties, agreements, undertakings and acknowledgments made by such Pre-IPO Unitholder in this Agreement shall survive the Reorganization Transactions. In addition, such Pre-IPO Unitholder shall notify Trean immediately of any change in any representation, warranty or other information relating to such Pre-IPO Unitholder set forth herein.

7.
Representations and Warranties of Trean, BIC Holdings and Trean Holdings. Each of Trean, BIC Holdings, Trean Holdings, Trean Corporation and Trean Compstar hereby represents and warrants with respect to itself that, as of the date hereof:

(a)	It is a corporation, duly incorporated, or a limited liability company, duly organized, in each case, validly existing and in good standing under the laws of its state of organization.

(b)	It has the requisite power, authority and legal right to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

(c)
This Agreement has been duly executed, delivered and authorized by it and constitutes the legal, valid and binding obligation of it, and assuming the due execution, delivery and authorization of this Agreement by the other parties hereto, is enforceable against it in accordance with its terms, except to the extent such enforcement may be limited by applicable bankruptcy laws and other similar laws affecting creditors’ rights generally.

(d)
Neither the execution, delivery and performance by it of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor compliance by it with the terms and provisions hereof, will (with or without notice or lapse of time or both), (i) result in a breach, termination or suspension of, constitute a default under, or accelerate the payment or performance required by the terms, conditions or provisions of, any material contracts to which it is a party, (ii) constitute a material violation by it of any existing law, rule, or regulation or of any judgment, award, order or other determination of any governmental authority, in each case applicable to it or any of its respective properties, rights or assets or (iii) result in the creation of any Lien upon any equity interests, properties, rights or assets of it, except, in the case of clauses (i), (ii) and (iii), as would not reasonably be expected to result in, individually or in the aggregate, a material adverse effect on its ability to consummate the transactions contemplated by this Agreement.

(e)
No authorization, filing or notification with any governmental authority, any counterparty to any of the contracts to which it is a party or any other Person is required to be made or obtained by it in connection with the execution, delivery or performance by it of this Agreement, or the consummation of the transactions contemplated hereby by it, except for the registration of the Common Stock under the Securities Act and those authorizations, filings and notifications already obtained or made and any such authorization, filing or notification, the failure of which to make or obtain would not reasonably be expected to result in, individually or in the aggregate, a material adverse effect on its ability to consummate the transactions contemplated by this Agreement.

8.
Term. This Agreement shall remain in full force and effect until the earlier of the completion of all of the transactions contemplated by this Agreement and the exhibits attached hereto or the determination of the board of directors of Trean not to consummate the IPO.

9.	Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of each of the Parties.

10.
Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument. This Agreement may be executed by electronic transmission (including by .pdf) and such execution shall have the same force and effect as manually executed counterparts.

11.
Amendment. This Agreement may not be altered, modified, changed or amended, in whole or in part with respect to any Party, except by a written instrument signed by each such affected Party and, if applicable, authorized by each such Party’s board of directors, board of managers, managing member or general partner, as the case may be.

12.
Severability. If one or more provisions of this Agreement are found by a court or arbitrator of competent jurisdiction, or any governmental authority with competent jurisdiction over the Parties to be illegal, invalid or unenforceable, in whole or in part, the remaining terms and provisions of this Agreement (including the remaining portion of a provision found to be illegal, invalid or unenforceable in part) shall remain in full force and effect disregarding such illegal, invalid or unenforceable provision or portion thereof and such court, arbitrator or governmental authority shall be empowered to modify such illegal, invalid or unenforceable provision or portion thereof to the extent necessary to make this Agreement enforceable in accordance with the intent and purposes of the Parties expressed in this Agreement to the fullest extent practicable and as permitted by applicable law.

13.	Headings. Headings used in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

14.
Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted exclusively in the Chancery Court of the State of Delaware (or, in the event, but only in the event, that such court does not have subject matter jurisdiction over such action or proceeding, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware). Service of process, summons, notice or other document by mail to such Party’s principal office shall be effective service of process for any suit, action or other proceeding brought in any such court. The Parties hereto irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding has been brought in an inconvenient forum.
[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.
TREAN INSURANCE GROUP, INC.
By:     /s/ Andrew M. O’Brien
    Name:    Andrew M. O’ Brien
    Title:    President and Chief Executive
Officer

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.
BIC HOLDINGS LLC
By:     /s/ Andrew M. O’Brien
    Name:    Andrew M. O’ Brien
    Title:    Authorized Signatory

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.
TREAN HOLDINGS LLC
By:     /s/ Andrew M. O’Brien
    Name:    Andrew M. O’ Brien
    Title:    Authorized Signatory

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.
TREAN CORPORATION
By:     /s/ Andrew M. O’Brien
    Name:    Andrew M. O’ Brien
    Title:    Authorized Signatory

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.
TREAN COMPSTAR HOLDINGS, LLC
By:     /s/ Andrew M. O’Brien
    Name:    Andrew M. O’ Brien
    Title:    Authorized Signatory

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.
AHP-TH LLC
By:     /s/ Daniel G. Tully
    Name:    Daniel G. Tully
    Title:    Authorized Signatory

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.
ACP-TH LLC
By:     /s/ Daniel G. Tully
    Name:    Daniel G. Tully
    Title:    Authorized Signatory

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.
AHP-BHC LLC
By:     /s/ Daniel G. Tully
    Name:    Daniel G. Tully
    Title:    Authorized Signatory

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.
ACP-BHC LLC
By:     /s/ Daniel G. Tully
    Name:    Daniel G. Tully
    Title:    Authorized Signatory

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.
ANDREW M. O’BRIEN PREMARITAL TRUST
By:     /s/ Andrew M. O’Brien
    Name:    Andrew M. O’Brien
    Title:    Trustee

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.
LEE 2020 GST DYNASTY TRUST
By:     /s/ Steven B. Lee
    Name:    Steven B. Lee
    Title:    Trustee

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.
STEVEN B. LEE 2020 GRAT
By:     /s/ Steven B. Lee
    Name:    Steven B. Lee
    Title:    Trustee

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.
/s/ Steven B. Lee_________________________
STEVEN B. LEE

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.
/s/ Kyle A. Plath_________________________
KYLE A. PLATH

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.
/s/ Daniel E. Fosterling_________________________
DANIEL E. FOSTERLING

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.
/s/ Brad D. Schmitz_________________________
BRAD D. SCHMITZ

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.
/s/ Sean P. Ryan_________________________
SEAN P. RYAN

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.
/s/ Randall D. Jones_________________________
RANDALL D. JONES

[Signature Page to Reorganization Agreement]

Index of Exhibits and Schedules
Exhibit A:    HoldCo Contribution Agreement
Exhibit B:    Compstar Holding Contribution Agreement
Exhibit C: LLC Agreement of Compstar Holding
Exhibit D: Termination Agreement
Exhibit E:    Amended and Restated By-Laws

Schedule I:	Trean Holdings LLC and BIC Holdings LLC Capitalization Table
(a)

Exhibit A
HoldCo Contribution Agreement

(b)

A-1

Exhibit B
Compstar Holding Contribution Agreement

(c)

B-1

Exhibit C
LLC Agreement of Compstar Holding

(d)

D-1

Exhibit D

(e)	Termination Agreement

D-1

Exhibit E
Amended and Restated By-Laws

(f)

E-1

Schedule I
Trean Holdings LLC and BIC Holdings LLC Capitalization Table

Holder	(A) Units	(B) Common Stock
AHP-BHC LLC	53,663,663 Class A Units	25,140,571
AHP-TH LLC	741 Class A Units	347
ACP-BHC LLC	11,372,219 Class A Units	5,760,561
ACP-TH LLC	157 Class A Units	80
Andrew M. O’Brien Premarital Trust	9,861,530 Class B Voting and Nonvoting Units	4,731,265
;	2,399,139 Class B Voting and Nonvoting Units	1,151,035
Kyle A. Plath	405,385 Class B Nonvoting Units	194,492
Daniel E. Fosterling	103,240 Class B Nonvoting Units	49,531
Brad D. Schmitz	252,576 Class B Nonvoting Units	121,178
Sean P. Ryan	183,118 Class B Nonvoting Units	87,855
Randall D. Jones	393,175 Class C Units	149,479
Total	78,634,943	37,386,394

I-1